                                                             OMB APPROVAL
                                                      --------------------------
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A


          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[X]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                                WRP Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
  Shefsky & Froelich Ltd., Suite 2500, 444 N. Michigan Ave., Chicago, IL 60611
                            Attn: Dennis B. O'Boyle
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.


[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                 WRP CORPORATION
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of WRP Corporation:

         Notice is hereby given that a special meeting of shareholders (the "Meeting" or the "Special Meeting") of WRP Corporation, a Maryland corporation, will be convened at our offices located at 500 Park Boulevard, Suite 1260, Itasca, Illinois, on December 19, 2003 at 10:00 a.m. Central Time (the "Meeting Date"). All holders of our Common Stock, par value $.01 per share (the "Common Stock"), and Class A Convertible Common Stock, par value $.01 per share (the "Class A Common Stock") (the "Shareholders"), are entitled to attend the Meeting. We are soliciting proxies, pursuant to the attached Proxy Statement, for use at the Special Meeting on the Meeting Date. We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:



1. To amend our Articles of Incorporation, which will effect the following items:


         (a)      change our name to AHPC Holdings, Inc.;


         (b)      eliminate our Class A Common Stock;



         (c) increase the number of authorized shares of Common Stock from 10,000,000 to 50,000,000 shares;



         (d) authorize the issuance of up to 2,000,000 shares of preferred stock;



         (e) reflect a one share for two shares reverse stock split of our outstanding Common Stock, subject to an increase in the amount of this reverse split, if necessary, to result in an adjustment of the closing bid price of our Common Stock, as adjusted for the reverse stock split, to exceed $1.00 per share; and



         (f) change the minimum number of persons who may comprise our board of directors from five to three.



2. To approve an amendment and restatement of our Articles of Incorporation which shall include such technical amendments as set forth in the form of First Articles of Amendment and Restatement attached as an exhibit to this Proxy Statement.



3. To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.


         Only Shareholders of record at the close of business on October 31, 2003, are entitled to receive notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof (the "Eligible Holders"). A list of Eligible Holders will be available for inspection at our office for at least ten days prior to the Meeting.

         All Shareholders are cordially invited to attend the Special Meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any Shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                             By order of the Board of Directors:

                                             Alan Zeffer
                                             Chief Financial Officer

Itasca, Illinois
November __, 2003

                                 PROXY STATEMENT
                                       FOR
                       SPECIAL MEETING OF SHAREHOLDERS OF
                          WRP CORPORATION TO BE HELD ON
                                DECEMBER 19, 2003


         This proxy statement (the "Proxy Statement") is furnished to all holders of record as of the close of business on October 31, 2003 of Common Stock, par value $.01 per share (the "Common Stock"), and Class A Common Stock, par value $.01 per share (the "Class A Common Stock") (the "Shareholders"), of WRP Corporation, a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors (the "Directors" or the "Board") to be voted at a special meeting of Shareholders (the "Meeting" or the "Special Meeting"). The Special Meeting will be convened at our offices located at 500 Park Boulevard, Suite 1260, Itasca, Illinois, on December 19, 2003 at 10:00 a.m. Central Time (the "Meeting Date"), or any adjournment or postponement thereof. This Proxy Statement, and the enclosed form of proxy are first being mailed or otherwise delivered to Shareholders on or about __________, 2003. Shareholders who wish to attend the Meeting should contact us at (630) 285-9191 so that arrangements can be made. Even if you do not contact us, you may still attend the Meeting in person and vote your shares.


         We expect that a quorum will be present on the Meeting Date and that the proposals to be considered by the Shareholders will be:


         (1) To amend our Articles of Incorporation, which will effect the following items:

                  (a)      change our name to AHPC Holdings, Inc.;


                  (b)      eliminate our Class A Common Stock;



                  (c) increase the number of authorized shares of common stock from 10,000,000 to 50,000,000 Shares;



                  (d) authorize the issuance of up to 2,000,000 shares of preferred stock;



                  (e) reflect a one share for two shares reverse stock split of our outstanding Common Stock, subject to an increase in the amount of this reverse split, if necessary, to result in an adjustment of the closing bid price of our Common Stock, as adjusted for the reverse stock split, to exceed $1.00 per share; and



                  (f) change the minimum number of persons who may comprise our board of directors from five to three.


         (2) To approve an amendment and restatement of our Articles of Incorporation which shall include such technical amendments as set forth in the form of First Articles of Amendment and Restatement attached as an exhibit to this Proxy Statement.

         (3) To transact any other business as may properly come before the Meeting, or any adjournment or postponement thereof.

         THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE SPECIAL MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

         The shares of Common Stock and the Class A Common Stock (together, the "Shares") represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the Meeting Date will be voted at the Meeting. The Shares not represented by properly executed proxies will not be voted. Where a Shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the Shares represented by such proxy will be voted as specified. When a Shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to the proposal referred to herein, the Shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described herein. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to our Secretary or Assistant Secretary before the proxy is voted at the Meeting on the Meeting Date; (ii) executing and delivering a later-dated proxy; or (iii) attending the Meeting on the Meeting Date and voting his or her Shares in person.



         Approval of the proposal to amend and restate our Articles of Incorporation will: (i) change our name; (ii) eliminate our Class A Common Stock; (iii) increase the number of shares of Common Stock and Preferred Stock that we are authorized to issue; (iv) reflect a one share for two shares reverse stock split; and (v) make such other technical amendments thereto as set forth in the form of First Articles of Amendment and Restatement as an exhibit to this Proxy Statement. Approval of each of these proposals requires the affirmative vote of the holders of at least a majority of all outstanding shares of Common Stock and Class A Common Stock, with the holders of Common Stock and Class A Common Stock voting together as a single class. Shares represented at the Meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the Meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners. The effect of a broker non-vote will be that the shares represented will be counted for purposes of determining whether a quorum is present but will be considered a vote against each of the proposals.



         WRP Asia Pacific Sdn, Bhd ("WRP Asia Pacific"), the sole holder of our outstanding Class A Common Stock, also holds 2,500,000 shares of Common Stock. we have entered into a transaction between us and WRP Asia Pacific wherein, among other things, we will redeem all 1,252,538 shares of Class A Common Stock and 2,500,000 shares of Common Stock owned by WRP Asia Pacific in return for (i) conveyance by us to WRP Asia Pacific of our 70% ownership interest in PT Buana Multicorpora Indonesia ("PT Buana") and (ii) our agreement to eliminate all indebtedness owed to us ($4,948,716) (including our subsidiary American Health Products Corporation) by WRP Asia Pacific or its subsidiaries and PT Buana ($4,064,149). WRP Asia Pacific also will agree to eliminate all indebtedness owed by us to WRP Asia Pacific and PT Buana, except for certain agreed upon recent trade debt owing from us. In addition, this transaction is subject to the execution of a five year supply agreement from WRP Asia Pacific and PT Buana to us, through our subsidiary American Health Products Corporation. The supply agreement requires us to purchase 125 forty foot containers of powered and powder free latex gloves on an annual basis. We believe that the supply agreement provides for the purchase of materials on commercially reasonable terms that are not less favorable than those offered to other PT Buana customers. We have determined that the pro forma impact of this transaction with WRP Asia Pacific and giving effect to the proposed reverse stock split (based on two shares for one share) will be accretive to revenue and net income per share, respectively, for the year ended June 30, 2003.



         A special committee of our Board of Directors, comprised only of our independent directors, was formed to consider the proposed transaction with WRP Asia Pacific. This committee obtained an opinion from an independent third party that the proposed transaction was fair. None of our directors or executive officers who negotiated any of the terms of the proposed transaction on our behalf with WRP Asia Pacific has any beneficial or other financial interest in WRP Asia Pacific or its affiliates. If this proposed transaction closes prior to the Meeting Date, we will own all of WRP Asia Pacific's Common Stock and Class A Common Stock, which will be cancelled; however, if the proposed transaction with WRP Asia Pacific does not close prior to the Meeting Date, WRP Asia Pacific will be free to vote its shares of Class A Common Stock and Common Stock as it alone determines and because WRP Asia Pacific holds over 50% of our outstanding voting stock, it can control whether the proposals upon which Shareholders are being asked to vote are approved.



         Shareholders will not be entitled to any appraisal or dissenters' rights in connection with any of the proposals to be voted upon at the Meeting.

         It is not anticipated that matters other than those set forth in this Notice of Special Meeting, as described herein, will be brought before the Meeting for action. If any other matters properly come before the Meeting, it is intended that votes thereon will be cast pursuant to said proxies in accordance with the best judgment of the proxy holders.

RECORD DATE

         The close of business on October 31, 2003 has been fixed by our Board of Directors as the record date (the "Record Date") for the determination of Shareholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding share of Common Stock and Class A Common Stock is entitled to one vote on all matters herein. On the Record Date, we had outstanding 5,803,692 shares of Common Stock and 1,252,538 shares of Class A Common Stock for a total of 7,056,230 shares. Only Shareholders of record as of the Record Date will be entitled to vote at the Meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding Shares eligible to vote, must be present, in person or by proxy, at the Meeting for valid Shareholder action to be taken at the Meeting or any adjournment thereof.


         We have been negotiating with WRP Asia for some time with regard to this proposed transaction and only recently have we come to an agreement as to the agreement's material terms. As we set forth in our discussion concerning the proposed reverse split of our Common Stock, we have been given until January 5, 2004, to come into compliance with Nasdaq's $1.00 per share minimum bid requirement which requires that we act quickly to attain that minimum bid requirement. In order to comply with Nasdaq's requirements, and comply with certain rules of the Securities and Exchange Commission, we determined to hold the Meeting as quickly as possible and set the record date of October 31, 2003. As a result, the shares of Common Stock and Class A Common Stock held by WRP Asia Pacific were outstanding on the record date and are subject to the same terms and conditions as to voting as the shares of Common Stock held by all other Shareholders. Because it owns in excess of 50% of our outstanding voting stock, and if such shares remain outstanding as of the Meeting Date, WRP Asia Pacific would be able to determine ultimately whether or not any of the proposals are approved.


EXPENSES OF SOLICITATION


         We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement and all documents which now accompany or may hereafter supplement it. We anticipate the total cost of the proxy solicitation to be $7,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the Common Stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


         The following table sets forth certain information regarding the beneficial ownership of our Common Stock and Class A Common Stock as of October 31, 2003 by: (i) each Director who beneficially owns Common Stock or Class A Common Stock; (ii) each of Lew Kwong Ann, our President and Chief Executive Officer, and Alan Zeffer, our Chief Financial Officer (together, the "Executive Officers"); (iii) each person that we know to beneficially own in excess of five percent of the outstanding shares of our Common Stock and Class A Common Stock; and (iv) all Directors and Executive Officers, as a group. Except as otherwise indicated in the footnotes to the table, the Shareholders named below have sole voting and investment power with respect to the shares of Common Stock and Class A Common Stock beneficially owned by them.



                                                                                                     PERCENT OF
                                                                    AMOUNT AND NATURE OF            TOTAL VOTING
TITLE OF CLASS                 NAME OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP              STOCK(3)
--------------                 ------------------------             --------------------            ------------

Class A Common Stock           WRP Asia Pacific Sdn. Bhd.(1)                   1,252,538               17.8%
Common Stock                   WRP Asia Pacific Sdn. Bhd.(1)                   2,500,000               35.4%
Common Stock                   Lew Kwong Ann                                     100,000(2)             1.4%
Common Stock                   George Jeff Mennen                    30,000(2)                            *
Common Stock                   George Jeff Mennen                    10,000       40,000
                                                                    -------
Common Stock                   Robert J. Simmons                     30,000(2)                            *
Common Stock                   Robert J. Simmons                      5,000       35,000
                                                                    -------
Common Stock                   Don L. Arnwine                        30,000(2)                            *
Common Stock                   Don L. Arnwine                         3,000       33,000
                                                                    -------
Common Stock                   Richard Swanson                       27,000(2)                            *
Common Stock                   Richard Swanson                        1,000       28,000
                                                                    -------
                               Alan E. Zeffer                                     90,000(2)             1.3%
                               Robert Woon                                        20,000(2)               *
                               Eirik Bonde Aslaskrud                              20,000(2)               *
Common Stock                   Total Executive Officers and         347,000(2)                          4.9%
                               Directors as a group (eight
                               persons)                              19,000      366,000
                                                                    -------      =======



--------------
*Represents less than 1%


(1) WRP Asia Pacific Sdn. Bhd. ("WRP Asia") is located at 28th Floor, Wisma Denmark, 86, Jalan Ampang, 50450, Kuala Lumpur, Malaysia. Mr. Lew Kwong Ann has voting and investment power as to the shares of Common Stock and Class A Common Stock owned by WRP Asia Pacific.


(2) Represents shares to be issued upon exercisable options granted under our Omnibus Equity Compensation Plan.

(3) Percent of class is based on 7,056,230 shares of the combined number of shares of Class A Common Stock and Common Stock outstanding on October 31, 2003.

1.       APPROVAL OF AMENDMENTS TO OUR ARTICLES OF INCORPORATION

         a.       APPROVAL OF AN AMENDMENT TO CHANGE OUR NAME.

         Our Board of Directors has approved and recommended to Shareholders the adoption of an amendment to our Articles of Incorporation to change our name to AHPC Holdings, Inc. In the event that Shareholders approve this amendment to our Articles of Incorporation, our Board of Directors will cause to be filed the necessary documents with the Department of Assessments and Taxation of Maryland and all other jurisdictions where such documents are required to be filed.


         We are submitting this proposal to the Shareholders for the change of name to reflect the fact that our corporate identity is no longer related to WRP Asia Pacific since WRP Asia Pacific will not have any ownership interest in us after the proposed transaction between us and WRP Asia Pacific is closed. Additionally, WRP Asia Pacific has required in our stock redemption agreement with it that we remove the initials WRP from our name. The addition of the acronym "AHPC" reflects the fact that our products are recognized by our customers as a result of our use of "AHPC" in our advertising and packaging and that our business operations are done primarily through our wholly-owned subsidiary, American Health Products Corporation. We are also in the process of changing our stock trading symbol to AHPC.



         b.       APPROVAL OF AN AMENDMENT TO ELIMINATE OUR CLASS A COMMON
                  STOCK.



         We are proposing this amendment to our Articles of Incorporation to reflect the fact that WRP Asia is the only holder of our Class A Common Stock and after we complete the proposed transaction with WRP Asia Pacific there will not be any shares of Class A Common Stock outstanding. The Class A Common Stock was issued to WRP Asia Pacific in connection with our previous agreement wherein WRP Asia Pacific became our principal shareholder and had the right to elect all of the Class A directors. Since we do not have any present intention of entering into a relationship with any other person which would require the issuance of Class A Common Stock, our board of directors has determined to eliminate the Class A Common Stock as an authorized class of stock under our Articles of Incorporation. However, if for any reason we are not able to finalize the proposed transaction with WRP Asia Pacific and the Class A Common Stock continues to remain outstanding, we will not amend our Articles of Incorporation as to the proposal.



         c. APPROVAL OF AMENDMENT TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.



         We are proposing this amendment to our Articles of Incorporation to allow us to have available sufficient shares of Common Stock for raising additional capital and for issuance in connection with the exercise of outstanding options or other options we may elect to grant in the future. A total of 1,400,000 shares may be issued pursuant to our amended and restated omnibus equity compensation plan (the "Plan"), of which 859,684 shares remain available for issuance under the Plan. Our Articles of Incorporation presently authorize us to issue up to 10,000,000 shares of Common Stock. If this Proposal is adopted, the number of shares of Common Stock we will be authorized to issue will be increased from 10,000,000 to 50,000,000 and 40,000,000 additional shares of Common Stock will be available for issuance by us upon approval by the Board of Directors, without any requirement of further Shareholder approval. In addition to the Common Stock we expect to issue upon exercise of the options presently in effect or which we may grant in the future (to employees, service providers, financing services and others providing value to us), we may issue additional shares to provide additional funds for working capital and acquisitions of other businesses. We do not know when, if at all, we may issue any additional shares of Common or the number of shares of Common that we might issue in such transactions. The Board of Directors believes it desirable that we have the flexibility to be able to issue additional shares of Common Stock. Shareholders have no preemptive rights to purchase any shares. We may issue additional shares at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of present Shareholders. Currently, we have no plans to issue any additional shares of Common Stock. A total of (i) 4,196,308 shares presently are authorized, unissued and unreserved for issuance, (ii) after amendment to our Articles of Incorporation, 44,196,308 shares will be authorized, unissued and unreserved prior to the proposed reverse stock split, and (iii) 47,098,154 shares will be authorized, unissued and unreserved after the proposed reverse stock split, if the reverse stock split is on a one share for two shares basis.



         d. APPROVAL OF AN AMENDMENT TO AUTHORIZE THE ISSUANCE OF UP TO 2,000,000 SHARES OF PREFERRED STOCK.



         We are proposing this amendment to our Articles of Incorporation to allow us to issue shares of Preferred Stock. Our Articles of Incorporation presently do not authorize us to issue any shares of Preferred Stock. This Preferred Stock is commonly referred to as "blank check" preferred stock as our Board of Directors will have the power to set the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and the number of shares comprising each separate class of preferred stock without the need to obtain Shareholder approval. In addition, the creation of blank check preferred stock will enable our Board of Directors to issue shares of Preferred Stock without further Shareholder approval, the terms of which might, among other things: restrict the payment of dividends on our Common Stock; dilute the voting power of Common Stockholders; impair the liquidation rights of the Common Stock; and delay or prevent a change of control or management that Shareholders might believe is in their best interest. If this Proposal is adopted, 2,000,000 shares of Preferred Stock will be available for issuance by us upon approval by the Board of Directors, without any requirement of further Shareholder approval. In addition to issuing Common Stock, we may issue shares of Preferred Stock to provide additional funds for working capital and acquisitions of other businesses. We do not know when, if at all, we may issue any shares of Preferred Stock for any purpose, or the number of shares of Preferred Stock that we may issue in such transactions. Shareholders have no preemptive rights to purchase any shares. We may issue shares of Preferred Stock with conversion features at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of present Shareholders.

We believe that blank check Preferred Stock provides a desirable financing tool to us as it enables us to fashion a security to prospective financing sources which may provide certain priorities and other rights they may require as a condition to funding, which we might not be able to satisfy with our current capital structure.


         e. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO REFLECT A REVERSE SPLIT OF OUR COMMON STOCK.



         Our Board of Directors of the Corporation has approved a proposal to effect a reverse stock split (the "Reverse Stock Split") of our Common Stock of one share for each two shares previously issued and outstanding (the "Reverse Stock Split Proposal"), subject to an increase in the amount of the Reverse Stock Split, if necessary, to result in an adjustment of the Closing Price of the Common Stock, as adjusted for the Reverse Stock Split, to exceed $1.00 per share (the "Further Split Adjustment"). Except as may result from the payment of cash for fractional shares as described below, each Shareholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock split as each Shareholder did immediately prior to the Reverse Stock Split. If approved by the Shareholders as provided herein, the Reverse Stock Split will be effected by an amendment to our Articles of Incorporation in substantially the form attached to this Proxy Statement as Appendix A (the "Reverse Stock Split Amendment"), and will become effective upon the filing of the Reverse Stock Split Amendment with the State Department of Assessments and Taxation of Maryland (the "Effective Time"). The following discussion is qualified in its entirety by the full text of the Reverse Stock Split Amendment, which is hereby incorporated by reference herein. All of the material provisions and terms of the Reverse Stock Split Amendment are discussed below.


         At the Effective Time, each share of Common Stock issued and outstanding will be reclassified and converted automatically into one half share of Common Stock, subject to modification for a greater reduction in the event a Further Split Adjustment is necessary.

         Fractional shares of Common Stock will not be issued as a result of the Reverse Stock Split. Shareholders entitled to receive a fractional share of Common Stock as a consequence of the Reverse Stock Split will, instead, receive from us a cash payment in U.S. dollars determined by multiplying such fraction by two times (or such greater multiplier as is applicable in the event of a Further Split Adjustment), the average closing price of the Common Shares on the Nasdaq Small Cap Market for the five trading days immediately preceding the effective date of the Amendment to our Articles of Incorporation authorizing the Reverse Stock Split.

         We expect that, if the Reverse Stock Split Proposal is approved by the Shareholders at the Meeting, the Reverse Stock Split Amendment will be filed promptly.

REASONS FOR THE REVERSE STOCK SPLIT


         On June 2, 2003 the staff of the Nasdaq Stock Market, Inc. ("Nasdaq") notified us that our Common Stock was no longer in compliance with the $1.00 minimum bid per share requirement for continued listing on the Nasdaq SmallCap Market, as required under the Nasdaq Marketplace Rules. On June 12, 2003 we were granted a hearing before the Nasdaq Listings Qualification Panel (the "Panel"). The Panel determined to grant us an exception through September 30, 2003. As of that date, we were still not in compliance with the minimum bid price requirement. On October 23, 2003 we notified Nasdaq that our Board of Directors had authorized the implementation of a reverse stock split in an effort to remedy the bid price deficiency. On October 23, 2003 Nasdaq then notified us that it had modified its prior decision requiring that: (a) on or before November 5, 2003, we must file a proxy statement with the SEC and Nasdaq evidencing our intent to seek shareholder approval for the implementation of a reverse stock split sufficient to satisfy the $1.00 bid price requirement; and
(b) on or before January 5, 2004, we must evidence a closing bid price of at least $1.00 per share and, immediately thereafter, a closing bid price of at least $1.00 per share for a minimum of ten consecutive trading days. We currently are in compliance with the other listing requirements for maintenance of our Shares to trade on the Nasdaq SmallCap Market and anticipate that we will remain in compliance immediately after the date that the Reverse Stock Split is effected. Our Board of Directors carefully considered Nasdaq's proposal and determined that the Reverse Stock Split of our shares of Common Stock was in our best interests and those of our Shareholders. The Board of Directors adopted a resolution to this effect and instructed management to hold a special meeting of Shareholders in order to consider the Reverse Stock Split Proposal.

         For all the above reasons, we believe that the Reverse Stock Split is in our best interests and those of our Shareholders. However, there can be no assurances that the Reverse Stock Split will have the desired consequences or that our Shareholders will continue to support the Reverse Stock Split Proposal at the Meeting. We anticipate that, following the consummation of the Reverse Stock Split, the Common Stock will trade at a price per share that is significantly higher than the current market price of the Common Stock. However, there can be no assurance that, following the Reverse Stock Split, the Common Stock will trade at two times the market price of the Common Stock prior to the Reverse Stock Split (or such greater multiple as would be applicable in the event of the Further Split Adjustment). The Class A Common Stock will be eliminated as a result of the approval of Proposal 1(b) above.


EFFECT OF THE REVERSE STOCK SPLIT PROPOSAL


         Subject to Shareholder approval, the Reverse Stock Split Proposal will be effected by filing the Reverse Stock Split Amendment to our Articles of Incorporation and will be effective immediately upon such filing. Although we expect to file the Reverse Stock Split Amendment with the State Department of Assessments and Taxation of Maryland promptly following approval of the Reverse Stock Split Proposal at the Meeting, the actual timing of such filing will be determined by our management based upon its evaluation as to when such action will be most advantageous to us and our Shareholders.


         Each Shareholder who, as a result of the Reverse Split will own a number of shares of Common Stock, plus a fractional Share of Common Stock, will have such Shareholder's fractional shares of Common Stock converted into the right to receive cash as set forth below in "Exchange of Stock Certificates and Payment for Fractional Shares." Each Shareholder that owns two or more shares of Common Stock (or such greater number of shares of Common Stock as is necessary to result in at least one share of Common Stock in the event of a Further Split Adjustment) will continue to own shares of Common Stock and will continue to share in our assets and future growth as a Shareholder. Such interest will be represented by one half as many shares (or a lesser percentage in the event of a Further Split Adjustment) as such Shareholder owned before the Reverse Stock Split, subject to the adjustment for fractional shares in which case such Shareholder shall receive cash in lieu of such fractional share and possible further adjustment as noted above in the event of a Further Split Adjustment. The number of shares of Common Stock that may be purchased upon the exercise of outstanding options, warrants and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock (collectively, "Convertible Securities"), and the per share exercise or conversion prices thereof, will be adjusted appropriately as of the Effective Date, so that the aggregate number of shares of Common Stock issuable in respect of Convertible Securities immediately following the Effective Date will be one half (or such other appropriate percentage in the event of a Further Split Adjustment) of the number issuable in respect thereof immediately prior to the Effective Date, and the aggregate exercise or conversion prices thereunder shall remain unchanged.

         The Reverse Stock Split will also result in some Shareholders owning "odd lots" of less than 100 shares of Common Stock received as a result of the Reverse Stock Split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

         We are authorized to issue 10,000,000 shares of Common Stock, of which 5,803,692 shares were issued and outstanding, and 1,252,538 shares of Class A Common Stock, all of which were issued and outstanding, at the close of business on the Record Date.

         As of October 31, 2003, we had approximately 300 record holders of shares of Common Stock and one record holder of Class A Common Stock, based on information received from the transfer agent and those brokerage firms that hold our securities in custodial or "street" name. These shares were beneficially owned by an aggregate of approximately 1,500 beneficial owners of Common Stock and one beneficial owner of Class A Common Stock. Based on estimated stock holdings as of October 31, 2003, we estimate that, after the Reverse Stock Split, we will continue to have approximately the same number of Shareholders. EXCEPT FOR THE RECEIPT OF CASH IN LIEU OF FRACTIONAL SHARES, THE REVERSE STOCK SPLIT WILL NOT AFFECT ANY SHAREHOLDER'S PROPORTIONATE EQUITY INTEREST IN US.


         The par value of shares of Common Stock will be changed to $0.005 per share (assuming a one share for two shares reverse stock split) from $0.01 per share following the Reverse Stock Split, and the number of outstanding shares of Common Stock will be reduced. As a consequence, the aggregate par value of the outstanding shares of Common Stock will be reduced, while the aggregate capital in excess of par value attributable to the outstanding shares of Common Stock for statutory and accounting purposes will be correspondingly increased. The Reverse Stock Split will not affect our retained earnings deficit, and stockholders' equity will remain substantially unchanged. In the event that other than a two for one reverse stock split is effect, the par value of our Common Stock will be adjusted accordingly.



         Effectuation of the Reverse Stock Split Proposal as of June 30, 2003 would not have had an effect on our $5,559,769 consolidated net loss for the fiscal year then ended. However, the net loss per share of $0.84 would have been proportionately increased. No adjustment has been made for the reduction in the number of shares of Common Stock resulting from the payment of cash for fractional shares. If the Reverse Stock Split Proposal is effected, the per share information included in our consolidated financial statements and other publicly available information would be restated following the Effective Date to reflect the Reverse Stock Split.


EXCHANGE OF STOCK CERTIFICATES AND PAYMENT FOR FRACTIONAL SHARES

         The combination and reclassification of shares of Common Stock pursuant to the Reverse Stock Split will occur automatically on the Effective Date without any action on the part of Shareholders and without regard to the date certificates representing shares of Common Stock prior to the Reverse Stock Split are physically surrendered for new certificates. If the number of share of Common Stock to which a Shareholder is entitled as a result of the Reverse Stock Split would otherwise include a fraction, we will pay to the Shareholder, in lieu of issuing fractional shares of Common Stock, cash in an amount equal to the same fraction multiplied by two times the average closing price of the shares of Common Stock on the Nasdaq SmallCap Market for the five trading days immediately preceding the Effective Date (which will be adjusted proportionately in the event of a Further Split Adjustment).

         As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for shares of Common Stock, to be used in connection with forwarding such certificates for surrender and exchange for certificates representing the number of shares of Common Stock such Shareholder is entitled to receive as a consequence of the Reverse Stock Split. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of such transmittal form, each Shareholder should surrender the certificates representing shares of Common Stock prior to the Reverse Stock Split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of Common Stock that he holds as a result of the Reverse Stock Split and any cash payable in lieu of a fractional share. SHAREHOLDERS SHOULD NOT SEND THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM.

         After the Effective Date, each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "old certificate") will, until surrendered and exchanged as described above, be deemed, for all corporate purposes, to evidence ownership of the whole number of shares of Common Stock and the right to receive from us the amount of cash for any fractional shares into which the shares of Common Stock evidenced by such certificate have been converted by the Reverse Stock Split, except that the holder of such unexchanged certificates will not be entitled to receive any dividends or other distributions payable by us after the Effective Date until the old certificates have been surrendered. Such dividends and distributions, if any, will be accumulated and at the time of surrender of the old certificates, all such unpaid dividends or distributions will be paid without interest.

FEDERAL INCOME TAX CONSEQUENCES


         The following discussion describes the material federal income tax consequences of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed regulations thereunder, reports of congressional committees, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") and no tax opinion with respect to the matters discussed herein has been requested or obtained and there is no assurance that the IRS would agree with the conclusions set forth in this discussion. This tax discussion has been prepared by our counsel, Shefsky & Froelich Ltd. All Shareholders should consult with their own tax advisors.


         This discussion may not address certain federal income tax consequences that may be relevant to particular Shareholders in light of their personal circumstances or to certain types of Shareholders (such as dealers in securities, insurance companies, foreign individuals and entities, financial institutions, and tax- exempt entities) who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

         SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.


         We should not recognize any gain or loss as a result of the Reverse Stock Split. No gain or loss should be recognized by a Shareholder who receives only shares of Common Stock upon the Reverse Stock Split. A Shareholder who receives cash in lieu of a fractional shares of Common Stock that otherwise would be held as a capital asset generally should recognize capital gain or loss in an amount equal to the difference between the cash received and his basis in such fractional share of Common Stock. However, if such fractional shares are not treated as a capital asset, the amount of gain or loss would be treated as either ordinary gain or loss. For this purpose, a Shareholder's basis in such fractional share of Common Stock will be determined as if the Shareholder actually received such fractional share. Except as provided with respect to fractional shares, the aggregate tax basis of the shares of Common Stock held by a Shareholder following the Reverse Stock Split will equal the Shareholder's aggregate basis in the shares of Common Stock held immediately prior to the Reverse Stock Split and generally will be allocated among the shares of Common Stock held following the Reverse Stock Split on a pro rata basis.


POSSIBLE ABANDONMENT OR MODIFICATION OF REVERSE STOCK SPLIT PROPOSAL


         As set forth in Reasons for the Reverse Stock Split, the Board of Directors made the Reverse Stock Split Proposal in order for the Common Stock to trade at a price in excess of $1.00 per share on the Nasdaq SmallCap Market so that the Common Stock would be in compliance with Nasdaq Marketplace Rules. If, between the date when the Notice of Special Meeting was sent and the Meeting Date, the closing bid price of the Common Stock is in excess of $1.00 per share and the Board of Directors, in the exercise of its business judgment, believes that the Common Stock will continue to trade at a price in excess of $1.00 per share, the Board of Directors reserves the right to withdraw the Reverse Stock Split Proposal. In the event that we determine to withdraw the Reverse Stock Split Proposal, we will issue a press release.



         f. APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE THE MINIMUM NUMBER OF PERSONS WHO COMPRISE OUR BOARD OF DIRECTORS.



         Our Articles of Incorporation presently provide that our Board of Directors will be comprised of a minimum of five and a maximum of 13 persons. We currently have seven directors, of which five are persons nominated by WRP Asia Pacific, namely Lew Kwong Ann, Robert Woon, Eirik Aslaskrud, George Jeff Mennen and Richard Swanson (the "Class A Directors"). As presently contemplated, Messrs. Lew, Woon and Aslaskrud would resign from our Board of Directors as part of the closing of the proposed transaction with WRP Asia Pacific. The two directors not appointed by WRP Asia Pacific (the "Class B Directors"), namely Robert J. Simmons and Don L. Arnwine, as well as Messrs. Mennen and Swanson, have informed us that they will serve until directors are qualified and take office after our next meeting whereat Shareholders elect our directors. The Board of Directors has approved a resolution to change the minimum number of persons who may be members of the Board of Directors from five to three, and is recommending that Shareholders vote in favor of this amendment. If Shareholders approve the Proposal to eliminate the Class A Common Stock, and we complete the proposed transactions with WRP Asia Pacific, Board of Directors believes that revising the minimum number of members of the Board of Directors, all of whom will be elected by all of the Shareholders, is appropriate. The Board of Directors has determined to retain a staggered board of directors of two classes, as nearly equal as possible, the first class to serve initially for one year and the second class to serve initially for two years. Thereafter, each class of directors may hold office for a term of two years, which means that only a part of the Board of Directors will be elected by Shareholders each year. It is presently contemplated that Messrs. Mennen and Swanson would comprise one class and Messrs. Simmons and Arnwine would comprise the other class. The Board of Directors presently does not have any intention to reduce the number of members of the Board of Directors to three persons; however, the Board of Directors believes that it is in our best interests of those of the Shareholders to have this flexibility.


2.       APPROVAL OF OUR AMENDED AND RESTATED ARTICLES OF INCORPORATION

         If Shareholders approve all of the proposals set forth above, we believe that it would be in our best interests and those of the Shareholders to file an Amended and Restated Articles of Incorporation with the State Department of Assessments and Taxation of Maryland. A copy of a proposed First Articles of Amendment and Restatement (the "Amended Articles") are attached as an exhibit.

         In addition to providing for the proposals set forth above, the Amended Articles will delete, among other things, (i) certain definitions that were included only because the Class A Common Stock was able to elect certain directors who were the nominees of the Class A Common Shareholders and (ii) all references to a staggered board of directors. The Amended Articles also may include wording changes of a technical nature to comply with Maryland law. In all other material respects, the Articles of Incorporation will remain as presently stated.

              DESCRIPTION OF COMMON STOCK AND CLASS A COMMON STOCK

COMMON STOCK


         Each share of Common Stock is equal to each other share of Common Stock and is fully paid and non-assessable. The holders of Common Stock are entitled to share in any dividends, if, as and when declared by the Board of Directors, or any distribution upon liquidation or dissolution, ratably with the holders of Class A Common Stock, based upon the number of shares of Common Stock issuable upon conversion of each outstanding share of Class A Common Stock at the time of the declaration of such dividend, liquidation or dissolution.


         The holders of Common Stock are entitled to vote, as a separate class, for the election of all of our Class B Directors. At all times, the holders of Common Stock vote with the holders of shares of Class A Common Stock as a single class with respect to any other matters subject to a vote of shareholders. Each holder of record of Common Stock has one vote for each share of Common Stock outstanding in its name on the books of the Corporation.

CLASS A COMMON STOCK

         Each share of Class A Common Stock is equal to each other share of Class A Common Stock and is fully paid and non-assessable. The holders of Class A Common Stock are entitled to share in any dividends, if, as and when declared by the Board of Directors, or any distributions upon liquidation or dissolution, ratably with the holders of Common Stock, based upon the number of shares of Common Stock issuable upon conversion of each outstanding share of Class A Common Stock at the time of such dividend, liquidation or dissolution.


         The holders of Class A Common Stock are entitled to vote, as a separate class, for the election of all of the Class A Directors. At all times, the holders of Class A Common Stock are entitled to vote with the holders of shares of Common Stock as a single class with respect to any other matters subject to a vote of Shareholders. Each holder of Class A Common Stock has one vote for each share of Common Stock issuable upon conversion of each share of Class A Common Stock. In all other respects, the Class A Common Stock and the Common Stock are the same.



                              SHAREHOLDER PROPOSALS



         We must receive shareholder proposals for the Year 2004 Annual Meeting of Shareholders at our executive office in Itasca, Illinois, on or prior to January 9, 2004, for inclusion in our proxy statement for that meeting. Any shareholder proposal must also meet the other requirements for shareholder proposals as set forth in the rules of the U.S. Securities and Exchange Commission relating to shareholder proposals.

                       DOCUMENTS INCORPORATED BY REFERENCE



         We are incorporating in this Information Statement by reference the following documents which we filed with the U.S. Securities and Exchange
Commission:



         1. Our Annual Report on Form 10-K for the year ended June 30, 2003 (SEC File No. 0-17458)



         2. Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2003 (SEC File No. 0-17458).



         3. Our Current Reports on Form 8-K filed on October 6, 2003 (SEC File No. 0-17458).



         Any statements contained in a document incorporated by reference shall be deemed to be modified or superseded to the extent that a statement contained herein or in any subsequently filed document which is also incorporated by reference modifies or supersedes such statements. Any such statement so modified or superseded shall constitute part of this Information Statement.



         This Information Statement incorporates documents by reference which are not presented or delivered with this Information Statement. These documents, including all exhibits that are specifically incorporated by reference by these documents, but not including any exhibits that are not specifically incorporated by reference, are available without charge from us upon written or oral request by any person who receives this Information Statement. Requests to obtain such documents should be directed to us at 500 Park Blvd., Suite 1260, Itasca, Illinois 60143 (630-285-9191).


                             REQUESTS FOR DOCUMENTS

         Any requests for documents or other information should be directed to Alan Zeffer, Chief Financial Officer, at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefor.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, no business, other than the Proposals set forth herein, are to be acted upon at the Meeting. If other matters not known to the Board of Directors should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment. By signing and returning a signed proxy, Shareholders authorize the persons appointed by the signed proxy to vote on any other matter brought before the Meeting in accordance with their best judgment.

                                   WRP Corporation
                                   By Order of the Board of Directors



                                   Alan Zeffer
                                   Chief Financial Officer

Itasca, Illinois
November __, 2003

YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                              WRP CORPORATION, INC.

                              ARTICLES OF AMENDMENT

                            THIS IS TO CERTIFY THAT:

FIRST: The name of the Company is changed from WRP Corporation to AHPC Holdings, Inc.

SECOND: The articles of WRP Corporation, Inc., a Maryland corporation (the "Corporation"), are hereby amended by deleting the existing Section 1 of Article V in its entirety and adding a new Section 1 of Article V to read as follows:

                                      STOCK


Section 1. Authorized Shares. The total number of shares of stock which the Corporation has authorized to issue is Fifty Million (50,000,000) shares of common stock, $0.005 par value ("Common Stock") and Two Million (2,000,000) shares of preferred stock, $0.005 par value ("Preferred Stock).


THIRD: As to the shares of stock authorized by the Articles of Incorporation:

                  (i) Effective immediately upon the filing of this Amendment to the Articles of Incorporation in the office of the State Department of Assessments and Taxation, the outstanding shares of Common Stock shall be and hereby are combined and reclassified as follows: each share of Common Stock shall be reclassified as and converted into one-half share of Common Stock; provided, however, that fractional shares of Common Stock will not be issued in connection with such combination and reclassification, and each holder of a fractional share of Common Stock shall receive, in lieu thereof, a cash payment from the Corporation determined by multiplying such fraction by two times the average closing price of the Common Stock on the Nasdaq SmallCap Market for the five trading days immediately preceding the effective date of this Amendment, such payment to be made upon such other terms and conditions as the officers of the Corporation, in their judgment, determine to be advisable and in the best interests of the Corporation.

                  Certificates representing shares combined and reclassified as provided in this Amendment are hereby canceled, and, upon presentation of the canceled certificates to the Corporation, the holders thereof shall be entitled to receive new certificates representing the shares resulting from such combination and reclassification.

                  (ii) Immediately before this amendment to the Articles of Incorporation, the authorized shares of the Corporation consisted of Ten Million (10,000,000) shares of common stock, $0.01 par value, and One Million Two Hundred Fifty-Two Thousand Five Hundred Thirty-Eight (1,252,538) shares of Series A convertible common stock, $0.01 par value; as amended, the Articles of Incorporation authorize the Corporation to issue Fifty Million (50,000,000) shares of common stock,

$0.005 par value, and Two Million (2,000,000) shares of Preferred Stock, $0.005 par value.


                  (iii) Immediately before the amendment to the Articles of Incorporation the aggregate par value of all shares of all classes was One Hundred Twelve Thousand Five Hundred Five and 33/100 Dollars ($112,505.33); as amended, the aggregate par value of all shares of all classes is Two Hundred Sixty Thousand dollars ($260,000).

                  (iv) The information required by subsection (b)(2)(i) of
Section 2-606 of the Maryland General Corporation Law, as it relates to the Corporation's Common Stock, was not changed by this amendment.

FOURTH: The Articles of the Corporation are hereby amended by deleting the existing Section 1 of Article VI in its entirety and adding a new Section 1 of
Article VI to read as follows:

                  Section 1. Number. The management of the business and the conduct of the affairs of the Corporation shall be vested in the Board of Directors. The Board of Directors of the Corporation shall have at all times at least three (3) directors but at no time more than thirteen (13) directors. The number of directors constituting the Board of Directors, subject to any limitations set forth herein, shall be fixed by the Board of Directors in the manner provided in the Corporation's Bylaws.

FIFTH: The amendment to the articles of the Corporation as set forth above has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

         IN WITNESS WHEREOF, the Corporation has caused these Articles to be signed in its name and on its behalf by its president and attested to by its secretary on this _____ day of _______, 2003.

                                        WRP CORPORATION, INC.


                                        By:
                                           -------------------------------------
                                                                     , President
                                                   ------------------


WITNESS:


By:
   --------------------------------
                      ,
       ----------------------------


         THE UNDERSIGNED, President of WRP Corporation, Inc., who executed on behalf of said corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles of Amendment to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                  FIRST ARTICLES OF AMENDMENT AND RESTATEMENT
                                       OF
                              AHPC HOLDINGS, INC.


To the State Department
of Assessments and Taxation
State of Maryland

         Pursuant to provisions of Section 2-608 of the Maryland General Corporation Law, AHPC Holdings, Inc. (the "Company"), a Maryland corporation having its principal office in Baltimore City, hereby certifies that:

         FIRST: The Company desires to restate its Articles of Incorporation as currently in effect.

         SECOND: The provisions hereinafter set forth in the First Articles of Amendment and Restatement are all the provisions of the charter of the Company as currently in effect.

         THIRD: The First Articles of Amendment and Restatement of the Company has been approved by the entire Board of Directors of the Company and by the stockholders of the Company.

                                    ARTICLE I
                                      NAME

         The name of the corporation is AHPC Holdings, Inc.

                                   ARTICLE II
                                     PURPOSE

         The purposes for which the Company is formed are to engage in any lawful act or activity for which corporations may be organized under the Maryland General Corporation Law (or any successor statute) ("Maryland Law").

                                   ARTICLE III
                  PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT

         The post office address of the principal office of the Company in the State of Maryland is c/o The Corporation Trust Incorporated, 32 South Street, Baltimore, Maryland 21202. The name of the resident agent of the Company in the State of Maryland is The Corporation Trust Incorporated at 32 South Street, Baltimore, Maryland 21202. The resident agent is a corporation located in the State of Maryland.

                                   ARTICLE IV
                                      STOCK


         Section 1. Authorized Stock. The total number of shares of stock which the Company has authority to issue is Fifty Million (50,000,000) shares of common stock, $0.005 par value ("Common Stock") and Two Million (2,000,000) shares of preferred stock, $0.005 par value ("Preferred Stock"). The aggregate par value of all authorized shares of stock having par value is Two Hundred Sixty Thousand Dollars ($260,000.00).


         Section 2. Stock Description. The relative rights, preferences, privileges and restrictions granted to or imposed upon the Common Stock and the Preferred Stock or the holders thereof, are as follows:

                  (a)      Common Stock.

                           (1) Voting Rights. Each issued and outstanding share
                  of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the Bylaws of this Company, and shall be entitled to vote upon such matters and in such manner as may be provided by Maryland Law.

                           (2) Board of Directors. Directors shall be elected by
                  the holders of Common Stock by a majority of votes entitled to be cast at a meeting at which a quorum is present. Cumulative voting shall not be permitted.

                           (3) Dividend Rights. Subject to the prior rights of
                  holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Company legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

                           (4) Liquidation Rights. Upon the liquidation,
                  dissolution or winding up of the Company, the assets of the Company shall be distributed ratably among all holder of Common Stock.

                  (b) Preferred Stock. The Preferred Stock may be issued from time to time, in one or more series, and each series shall be known and designated by designations as may be stated and expressed in a resolution or resolutions adopted by the Board of Directors of the Company and as shall have been set forth in a certificate, made, executed, acknowledged, filed and recorded in the manner required by the laws of the State of Maryland in order to make the same effective. Each series shall consist of the number of shares as shall be stated and expressed in the resolution(s) providing for the issuance of Preferred Stock of the series together with the additional number of shares as the Board of Directors by resolution(s) may, from time to time, determine to issue as part of the series. Unless otherwise provided with respect to any series, shares of any series may be issued in fractional shares. All shares of any one series of Preferred Stock shall be alike in every particular respect except that shares issued at different times may accumulate dividends from different dates. The Board of Directors shall have the power and authority to state and determine, in the resolution(s) providing for the issue of each series of Preferred Stock, the number of shares of each series authorized to be issued, the voting powers (if any) and the designations, preferences and relative, participating, optional or other rights appertaining to series, and the qualifications, limitations or restrictions of the series (including, but not limited to, full power and authority to determine as to the Preferred Stock of each series, the rate(s) of dividends payable thereon, the times of payment of the dividends, the prices and manner upon which the Preferred Stock of the series may be redeemed, the amount or amounts payable thereon in the event of liquidation, dissolution or winding up of the Company, and the right (if any) to convert the same into, and/or to purchase, stock of any other class or series). The Board of Directors may, from time to time, decrease the number of authorized shares of any series of Preferred Stock (but not below the number of shares of any series of Preferred Stock then outstanding). The foregoing provisions of this paragraph with respect to the creation or issuance of series of Preferred Stock shall be subject to any additional conditions with respect thereto which may be contained in any resolutions then in effect which shall have theretofore been adopted in accordance with the foregoing provisions of this paragraph with respect to any then outstanding series of Preferred Stock.

                                    ARTICLE V
            PROVISIONS FOR DEFINING, LIMITING AND REGULATING CERTAIN
           POWERS OF THE COMPANY AND OF ITS DIRECTORS AND STOCKHOLDERS


         Section 1. Number. The management of the business and the conduct of the affairs of the Company shall be vested in its Board of Directors. The Board of Directors of the Company shall have at all times at least three (3) directors but at no time more than thirteen (13) directors. The number of directors constituting the Board of Directors, subject to any limitations set forth herein, shall be fixed by the Board of Directors in the manner provided in the Company's Bylaws. Shareholders may assign classes to the board of directors, not to exceed two classes, as nearly equal as possible, the first class to serve initially for one year and the second class to serve initially for two years. Thereafter, each class of directors may hold office for a term of two years. The shareholders may also, at any meeting, eliminate separate classes of directors so that there is only one class of directors, each of whom hold office for the same term.


         Section 2. Authorization by Board of Stock Issuance. The Board of Directors of the Company may authorize the issuance from time to time of shares of stock of any class, whether now or hereafter authorized, or securities convertible into shares of stock of any class, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable, subject to such restrictions or limitations, if any, as may be set forth in these Articles of Incorporation or the Bylaws of the Company or under Maryland Law.

         Section 3. Indemnification.

                  (a) The Company shall, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted and, without limiting the generality of the foregoing, in accordance with
         Section 2-418 of Maryland Law, indemnify and pay or reimburse reasonable expenses to: (a) any individual who is a present or former director, officer, employee or agent of the Company; and (b) any individual who, while a director of the Company and at the request of the Company, serves or has served another corporation, partnership, joint venture, trust, employee benefit plan or any other enterprise as a director, officer, partner or trustee, as the case may be.


                  (b) The Company may, to the fullest extent permitted by Maryland statutory or decisional law, advance amounts to persons entitled to indemnification hereunder for legal and other expenses and costs incurred as a result of any legal action for which indemnification is being sought.

                  (c) The Company shall have the power to purchase and maintain insurance on behalf of an indemnified party against any liability asserted which was incurred in any such capacity with the Company or arising out of such status.

                  (d) Neither the amendment, repeal, nor the adoption of any provision of the Articles of Incorporation or the Bylaws shall apply to or affect in any respect the applicability of indemnification with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

         Section 4. Reserved Powers of Board. The enumeration and definition of particular powers of the Board of Directors included in this Article V shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other provision of these Articles of Incorporation, or construed or deemed by inference or otherwise in any manner to exclude or limit the powers conferred upon the Board of Directors under Maryland Law as now or hereafter in force.

         Section 5. Voting Requirements. Notwithstanding any provision of Maryland Law requiring a greater proportion than a majority of the votes of all classes or of any class of stock entitled to be cast to take or authorize any action, the Company may take or authorize such action upon the concurrence of a majority of the aggregate number of the votes entitled to be cast thereon.

         Section 6. Preemptive Rights. No holder of shares of stock of the Company shall, as such holder, have any preemptive right to purchase or subscribe for any additional shares of the stock of the Company or any other security of the Company which it may issue or sell; provided, however, that the Board of Directors may, in authorizing the issuance of shares of stock of any class, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance.

                                   ARTICLE VI
                                   AMENDMENTS

         The Company reserves the right from time to time to make any amendment to these Articles of Incorporation, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in these Articles of Incorporation, of any shares of outstanding stock.

                                   ARTICLE VII
                             LIMITATION OF LIABILITY


         To the maximum extent that Maryland Law in effect from time to time permits limitation of the liability of directors and officers, no director or officer of the Company shall be liable to the Company or its stockholders for money damages. Neither the amendment nor repeal of this Article VII, nor the adoption or amendment of any other provision of these Articles of Incorporation or of the Bylaws of the Company inconsistent with this Article VII, shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.


                                  ARTICLE VIII
                                    DURATION

         The duration of the Company shall be perpetual.

         IN WITNESS WHEREOF, AHPC Holdings, Inc., has caused these presents to be signed in its name and on its behalf by its president and attested by its Secretary or one of its Assistant Secretaries on __________, 200__.

ATTEST:  AHPC Holdings, Inc.


By:
   --------------------------------      ---------------------------------------
                     , President                           , Assistant Secretary
      ---------------                       ---------------


         THE UNDERSIGNED, President of AHPC Holdings, Inc., who executed on behalf of said company, the foregoing Articles of Restatement, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said company, the foregoing Articles of Restatement to be the corporate act of said company and further certifies that, to the best of his knowledge, information, and belief, the matters and facts set forth with respect to the approval thereof are true in all material respects, under the penalties of perjury.

                                   PROXY CARD
                                 WRP CORPORATION
                     COMMON STOCK AND SERIES A COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan Zeffer and Debbie Bills, as Proxies, with the power to appoint their substitutes, and hereby authorizes each of them to represent and to vote all of the shares of Common Stock or Series A Common Stock of WRP Corporation, a Maryland corporation, held of record by the undersigned, at the Special Meeting of Shareholders ("Meeting") to be held on December 19, 2003, or any adjournments or postponements thereof, as hereinafter specified on the matters more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

         1. Proposal to amend our Articles of Incorporation to change our name to AHPC Holdings, Inc.


                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN



         2. Proposal to amend our Articles of Incorporation to eliminate our Class A Common Stock.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN



         3. Proposal to amend our Articles of Incorporation to increase the number of authorized shares of Common Stock from 10,000,000 to 50,00,000 shares.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN



         4. Proposal to amend our Articles of Incorporation to authorize the issuance of up to 2,000,000 shares of preferred stock.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN



         5. Proposal to amend our Articles of Incorporation to reflect one share for two shares reverse stock split, with the number of shares to be issued in such split subject to adjustment by the Board of Directors in order for the Company's Common Stock to trade at a price of over $1.00 per share on the Nasdaq SmallCap Market.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN



         6. Proposal to change the minimum number of persons who may be members of our Board of Directors.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN

         7.       Proposal to amend and restate our Articles of Incorporation.



                  [_]  FOR     [_]  AGAINST     [_]  ABSTAIN


This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

DATED:            , 2003
      ------------                      ------------------------------------
                                        (Signature

                                        ------------------------------------
                                        (Signature if held jointly)

Please sign as name appears hereon. When shares are held jointly, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, limited liability company or trust please sign in company name by authorized officer.


     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEMS 1, 2, 3, 4, 5, 6 AND 7



                                       2